UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2007

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2007, Roger S. Penske, Jr., previously our Executive Vice President -- Eastern Operations, was appointed as our President and Robert T. O'Shaughnessy, previously our Senior Vice President -- Finance, was appointed as our Executive Vice President and Chief Financial Officer. Also on January 3, 2007, James R. Davidson, previously our Executive Vice President - Finance and chief financial officer, retired from this position and will remain a part-time employee of ours taking on the responsibility of assisting with certain of our finance operations. The press release announcing these changes and attached hereto as exhibit 99.1 is incorporated herein by reference.

Mr. Penske, Jr., 47, has served as our President since January 3, 2007. From July 2003 to January 2007, he served as our Executive Vice President – East Operations and from January 2001 to July 2003 he served as our President – Mid-Atlantic Region. Mr. Penske, Jr. serves as a member of the Board of Directors of Penske Corporation.

Mr. O’Shaughnessy, 41, has served as our Executive Vice President and Chief Financial Officer since January 3, 2007. From July 2005 until January 2007, he served as Senior Vice President—Finance. From August 1999 until July 2005, he served as our Vice President and Controller. Prior to joining us in May 1997 as Assistant Controller, Mr. O’Shaughnessy was a senior manager for Ernst & Young LLP, an accounting and financial advisory services firm, which he joined in 1987.

We are party to an operating agreement with Mr. Penske, Jr. relating to his 10% ownership investment in one of our subsidiaries, HBL, LLC. From time to time, we provide this subsidiary with working capital and other debt financing and make periodic pro rata distributions from this subsidiary to Mr. Penske, Jr. For 2006, Mr. Penske Jr. was distributed $715,167 from HBL, LLC, subject to an adjustment for December 2006 results which has yet to be determined. For 2006, Mr. Penske, Jr. received a salary of $1,000,000 in his capacity as Executive Vice President—Eastern Operations, as well as 6,000 shares of restricted stock, vesting over four years at an annual rate of 15%, 15%, 20% and 50%. In addition, Mr. Penske, Jr. will be paid a bonus relating to 2006, which has yet to be determined. Mr. Penske, Jr. is the son of our Chairman and Chief Executive Officer and a member of the Board of Directors of Penske Corporation. For a discussion of related party transactions between us, Penske Corporation and its affiliates, see our 2005 annual report on Form 10-K other periodic reports filed under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

December 9, 2007	By:	Shane M. Spradlin

Name: Shane M. Spradlin
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release